UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007

MEDCO HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31312	22-3461740
(Commission File Number)	(IRS Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of Principal Executive Offices)	(Zip Code)

(201) 269-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 27, 2007, Medco Health Solutions, Inc., a Delaware corporation (“Medco”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Macq Corp., a Massachusetts corporation and wholly-owned subsidiary of Medco (“Merger Sub”), and PolyMedica Corporation, a Massachusetts corporation (“PolyMedica”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into PolyMedica, with PolyMedica continuing as the surviving entity and a wholly-owned subsidiary of Medco (the “Merger”).

At the effective time of the Merger, the issued and outstanding shares of PolyMedica common stock, par value $0.01 per share, will be converted into the right to receive $53.00 per share in cash, totaling approximately $1.5 billion.

Medco, Merger Sub and PolyMedica have made customary representations, warranties and covenants in the Merger Agreement, including, among others, that PolyMedica will (i) conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the closing of the Merger (the “Closing”), (ii) not engage in certain types of transactions during such period, and (iii) cause a shareholder meeting to be held by PolyMedica and, subject to certain exceptions, recommend approval by its shareholders of the Merger Agreement.

Each party’s obligation to effect the Merger is subject to the fulfillment of customary conditions, including, among others, (i) approval by the PolyMedica shareholders, (ii) the absence of any law or order prohibiting the closing, (iii) the expiration or termination of the Hart-Scott-Rodino waiting period, (iv) subject to certain exceptions, the accuracy of representations and warranties of the other party, and (v) compliance of the other party with its covenants. In addition, PolyMedica made certain additional customary covenants, including, among others, covenants not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

The Merger Agreement provides certain termination rights for both Medco and PolyMedica and provides that, upon termination of the Merger Agreement under specified circumstances, PolyMedica may be required to pay Medco a termination fee of $52.5 million plus certain expenses. The transaction is expected to close following the satisfaction of all closing conditions, which is currently expected to occur in the fourth quarter of 2007.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which Medco will file as an exhibit herewith. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

Item 8.01	Other Events.

On August 28, 2007, Medco and PolyMedica issued a joint press release announcing that they had entered into the Merger Agreement. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Information set forth in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medco and PolyMedica and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Medco’s and PolyMedica’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of PolyMedica shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the ability to obtain governmental approvals of the transaction on the proposed terms and schedule. Additional factors that may affect future results are contained in Medco’s filings with the SEC, which are available at the SEC’s Web site http://www.sec.gov. Medco disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of PolyMedica by Medco. In connection with the proposed acquisition, Medco and PolyMedica intend to file relevant materials with the SEC, including PolyMedica’s proxy statement on Schedule 14A. SHAREHOLDERS OF POLYMEDICA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING POLYMEDICA’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and PolyMedica shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from PolyMedica. Such documents are not currently available.

Medco and its directors and executive officers, and PolyMedica and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of PolyMedica common stock in respect of the proposed transaction. Information about the directors and executive officers of Medco is set forth in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2007. Information about the directors and executive officers of PolyMedica is set forth in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 27, 2007. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated August 27, 2007, among Medco Health Solution, Inc., Macq Corp. and PolyMedica Corporation

99.1	Press Release, dated August 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: August 28, 2007	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Vice President and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated August 27, 2007, among Medco Health Solution, Inc., Macq Corp. and PolyMedica Corporation

99.1	Press Release, dated August 28, 2007